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                                 EXHIBIT  99


                                CERTIFICATION
          PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)



The undersigned officer of First National Lincoln Corporation (the "Company") hereby certifies that the Company's quarterly report on Form 10-Q for the quarterly period ended March 31, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.


By: /s/ Daniel R. Daigneault
    Daniel R. Daigneault
    President & Chief Executive Officer
    May 15, 2003


The undersigned officer of First National Lincoln Corporation (the "Company") hereby certifies that the Company's quarterly report on Form 10-Q for the quarterly period ended March 31, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.


By: /s/ F. Stephen Ward
    F. Stephen Ward
    Treasurer & Chief Financial Officer
    May 15, 2003

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